UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2020

SESEN BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, Suite 1800 Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SESN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the "Annual Meeting") of Sesen Bio, Inc. (the "Company") was held on May 6, 2020. Stockholders voted on the matters set forth below:

a)
The following nominee was elected to the Company’s Board of Directors (the "Board") as a class III director, for a three-year term ending at the annual meeting of stockholders to be held in 2023 and until her successor has been duly elected and qualified, and received the number of votes as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jane V. Henderson	38,960,135	0	4,952,691	38,257,787

b)	The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2020 was approved based on the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,107,975	3,650,318	1,412,320	0

c)	The proposal to approve, by non-binding advisory vote, the compensation of the Company's named executive officers was approved based on the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,030,045	11,761,467	1,121,314	38,257,787

d)	The proposal to approve, by non-binding advisory vote, the frequency of future votes to approve the compensation of the Company's named executive officers received the following votes:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
38,823,844	1,494,057	1,650,791	1,944,134	38,257,787

Based on the recommendation of the Company's stockholders, the Board has determined that the Company will hold annual non-binding advisory votes on the compensation of the named executive officers listed in the proxy statement for its annual meeting of stockholders.

The proposal seeking stockholder approval to amend the Company's Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock was removed from the Annual Meeting agenda. Prior to the Company’s decision to remove this proposal, a majority of the Company’s stockholders submitting proxies on this proposal were supportive of approving the amendment.

Subsequent to the Company’s filing of its Definitive Proxy Statement for the Annual Meeting, The Nasdaq Stock Market, LLC ("Nasdaq") notified the Company that its grace period for regaining compliance with the Nasdaq minimum bid price requirement was extended for two and one-half months until November 12, 2020. The Nasdaq extension of the grace period was due to extraordinary market conditions related to the COVID-19 pandemic.

The Company will continue to monitor the situation over the next six months and consider options to regain compliance with the minimum bid price requirement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 6, 2020

Sesen Bio, Inc.

By:	/s/ Thomas R. Cannell, D.V.M.
Thomas R. Cannell, D.V.M.
President and Chief Executive Officer